INVESTOR PRESENTATION 8. 2018 1

FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation other than historical facts may be considered forward-looking statements. Such statements include, in particular, statements about our plans, strategies, and prospects, and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans and objectives. They also include, among other things, statement regarding subjects that are forward-looking by their nature, such as our business and financial strategy, our 2018 guidance (including projected net operating income, cash rents and contractual growth), projected yield and earnings growth compared to peers, our ability to obtain future financing, future acquisitions and dispositions of operating assets, future repurchases of common stock, and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements. We make no representations or warranties (express or implied) about the accuracy of any such forward-looking statements contained in this presentation, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual conditions, our ability to accurately anticipate results expressed in such forward- looking statements, including our ability to generate positive cash flow from operations, make distributions to stockholders, and maintain the value of our real estate properties, may be significantly hindered. See Item 1A in the Company's most recently filed Annual Report on Form 10-K for the year ended December 31, 2017, for a discussion of some of the risks and uncertainties that could cause actual results to differ materially from those presented in our forward-looking statements. The risk factors described in our Annual Report are not the only ones we face but do represent those risks and uncertainties that we believe are material to us. Additional risks and uncertainties not currently known to us or that we currently deem immaterial may also harm our business. For additional information, please reference the supplemental report furnished by the Company as Exhibit 99.1 to the Company’s Form 8-K furnished to the Securities and Exchange Commission on July 26, 2018. The names, logos and related product and service names, design marks, and slogans are the trademarks or service marks of their respective companies. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through unconsolidated joint ventures. This presentation includes financial and operational information for our wholly-owned investments and our proportional interest in unconsolidated investments. Unless otherwise noted, all data herein is as of June 30, 2018. 2

OVERVIEW

Columbia Property Trust

INVESTMENT HIGHLIGHTS

GATEWAY OFFICE PORTFOLIO

- Desirable properties in niche CBD locations
- ~83% of portfolio in NY, SF, & DC[1]

GROWTH

- 2.6M SF of recent leasing, at 37% cash spreads, driving an additional ~$37M of contractual annual cash NOI[2,3]
- $942M in acquisitions completed during 2017

VALUE

- Meaningful valuation disconnect versus estimated net asset value
- Attractive, well-covered dividend yield

STABILITY

- 97% leased with only 4% expiring through end of 2019[4]
- Investment-grade rating (Baa2 Stable / BBB Stable) and broad access to efficiently priced capital

[1]Based on gross real estate assets; represents 100% of properties owned through unconsolidated joint ventures.
[2]Non-GAAP financial measure. See Appendix.
[3]From runoff of lease abatements and signed but not yet commenced leases.
[4]Expirations based on ALR.

3

PORTFOLIO DESIRABLE BUILDINGS IN PRIME LOCATIONS 333 Market St. 315 Park Ave. S. 229 W. 43rd St. 114 Fifth Ave. 249 W. 17th 116 Huntington Ave. San Francisco New York New York New York New York Boston 650 California St. San Francisco 218 W. 18th 149 Madison 95 Columbus New York New York Jersey City, NJ (under redevelopment) 1800 M Street Washington, D.C. 221 Main St. San Francisco 97% LEASED Market Square Washington, D.C. University Circle Palo Alto, CA 80 M Street Washington, D.C. Pasadena Corporate One & Three Glenlake Lindbergh Center Cranberry Woods Park, Los Angeles Atlanta Atlanta Pittsburgh, PA 4

PORTFOLIO KEY MARKETS OVERVIEW NEW YORK SAN FRANCISCO WASHINGTON, D.C. 2.4M total SF 2.0M total SF 1.6M total SF 99% leased1 98% leased 90% leased Data for properties owned in unconsolidated joint ventures presented at 100%. 1149 Madison is under redevelopment and is not reflected in percent leased. 5

PORTFOLIO A DIFFERENTIATED APPROACH • Modernized buildings with architectural distinction • Strategic locations • Efficient floorplates • Attractive amenities • High quality service to tenants • Targeted capital investments 6

GROWTH LEASING DRIVING GROWTH SF of leases signed avg. cash leasing spreads 2018 same-store 2016-2018 during that period on NOI guidance 2.6M 37% current portfolio 11-13%  650 California 96% leased after  205,000 SF of leases (62% of  Expanded and extended 295,000 SF (62% of building) of building) signed at 315 Park Ave. Snapchat for 121,000 SF leases signed since 2016 South since 2016, with top floors at at 229 W. 43rd record rents for Park Ave. S.  80 M Street now 95% leased  One Glenlake 99% leased after  Brought University Circle to 100% (from 66%) after 192,000 SF total 145,000 SF of leases (40% of leased with expansion of Amazon leasing building) since 2016 Web Services; eliminated only substantial near-term roll with 119,000 SF renewal of DLA Piper Total leasing statistics exclude Westinghouse extension at Cranberry Woods. 7

GROWTH ATTRACTIVE LEASING OPPORTUNITIES 2018/19 VACANCY TOTAL PROPERTY Roll HIGHLIGHTS MARKET SQUARE1 • Renovated to maintain competitiveness 55,000 26,000 81,000 • Targeting government affairs offices with Washington, D.C. spec suites, plus larger prospects • New lobby, outdoor terrace, and lounge 80 M ST. have helped drive 192,000 SF of leasing 16,000 46,000 62,000 since 2016 Washington, D.C. • Building overlooks Washington Nationals baseball stadium • Coveted South of Market address, with 221 MAIN ST. recent upgrades and amenities that rival 25,000 36,000 61,000 new construction San Francisco • Significant roll-up opportunity on expiring leases UNIVERSITY CIRCLE1 • Property is 100% leased with highest rents in the portfolio and a diverse San Francisco 0 45,000 45,000 tenant roster • Expiring leases over 15% below market • 96% leased building boasts spectacular 650 CALIFORNIA ST. views and recently updated lobby & 18,000 22,000 40,000 amenities San Francisco • Over 330,000 SF leased at triple digit rent roll-ups since acquisition in 2014 1Reflects Columbia’s ownership share of joint ventures 8

GROWTH NOI BRIDGE– CASH RENTS1 Q2 2018 to Stabilized Run Rate ($M)1,2 $300M LOCKED IN! $275M 282 $250M 249 $225M 222 $200M $175M $150M Q2 18 Uncommenced Lease Rent Lease Lease Up Lease Up Potential Future Pro Forma Cash NOI Leases & Escalations Expirations Expired Space Vacant Space Acquisitions 4 Cash NOI1 Annualized Free Rent 2018 & 2019 1,3 (Adjusted) Burnoff 1Non-GAAP financial measure. See Appendix. 2Includes NOI from CXP’s proportional interest in unconsolidated joint ventures. Vacant space lease-up assumes properties below 95% are leased to 95% at management’s estimates of market rate. Lease rollover assumes expiring SF released at management’s estimate of market rate. 3Adjustments: Removed NOI from 222 East 41st Street and non-recurring revenues and expenses. 9 4Assumes $200M at a 5% cash yield.

VALUE

HYPOTHETICAL NET ASSET VALUE ANALYSIS

(in thousands, except for per-share data)	Net Operating Income (Cash)	Cap Rate 5.00%	Cap Rate 4.75%	
Q2 2018 Annualized[1,2]	$137,000	$2,740,000	$2,884,000	
Acquisition Cost – 4Q'17 Acquisitions		833,000	833,000	
Estimated Disposition Value - Atlanta & Pittsburgh		550,000	600,000	
Debt @ 6.30.18		(1,415,000)	(1,415,000)	
Working Capital (Net) @ 6.30.18		13,000	13,000	
Planned Capital Expenditures		(31,000)	(31,000)	
Net Asset Value – "Q2 Cash Paying"[3]		$2,690,000	$2,884,000	
Net Asset Value – "Q2 Cash Paying" / Share[3]		$22.80	$24.45	A
Contractual – not yet Cash Paying[1,4]	$31,000	$620,000	$653,000	
Planned Capital Expenditures		(55,000)	(55,000)	
Incremental Value from Contractual Leases[5]		$565,000	$598,000	
Incremental Value from Contractual Leases / Share[5]		$4.79	$5.07	B
Implied Value – "Q2" + "Contractual" / Share		**$27.59**	**$29.52**	C

A+B=C

Additional $5-$9 million of NOI from anticipated near-term leasing[6]

Overall portfolio 10% below market[6]

Note: Table includes non-GAAP financial measures. See Appendix. [1]Excludes NOI from Atlanta, Pittsburgh, 249 W. 17th Street, 218 W. 18th Street, and 1800 M Street. [2]Adjustments: Removed NOI from 222 East 41st Street and non-recurring revenues and expenses. [3]Implied Net Asset Value obtained by capping Q1 annualized cash NOI and layering on debt, working capital, and CapEx adjustments. [4]Includes leases that have not yet commenced or are in abatement. [5]Value derived from capping the anticipated cash NOI from leases that are signed but net yet paying cash rent. [6]Based on management's estimates.

Columbia Property Trust 10

VALUE ATTRACTIVE YIELD & PROJECTED EARNINGS GROWTH DIVIDEND YIELD vs. GATEWAY OFFICE PEERS 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% ESRT BXP KRC PGRE DEI HPP SLG VNO CXP PROJECTED 2018 AFFO/SHARE GROWTH (CONSENSUS ESTIMATES) 50% 40% 30% 20% 10% 0% -10% ESRT BXP HPP PGRE DEI KRC VNO SLG CXP As of 8.20.2018; analyst estimates sourced from S&P Global Market Intelligence. 11

STABILITY LIMITED NEAR-TERM ROLLOVER LEASE EXPIRATIONS BY YEAR (% OF ALR) 6.7 years 35% average remaining lease term 30% 28% 25% 20% 17% 16% 15% 10% 8% 8% 7% 7% 5% 5% 3% 1% 0% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ 12

STABILITY REDEVELOPED PORTFOLIO Modest capital needs moving forward 13

STABILITY STRONG & FLEXIBLE BALANCE SHEET INVESTMENT GRADE DEBT MATURITES RATINGS 400  Mortgage Debt  Bonds Baa2 BBB  Term Loans 4.15% 3.65% Stable / Stable  Line of Credit Ratings 2.93% 300 13% / 87% Secured Unsecured 200 5.07% 30% 1 $350 $350 3.07% Net Debt to Real-Estate Assets $300 Market 100 2.84% Square2 $166 $4.2 billion $150 Unencumbered Assets 5.80% (92% of total portfolio)3 $78 DEBT OUTSTANDING ($M) OUTSTANDING DEBT $22 0 2018 2019 2020 2021 2022 2023 2024 2025 2026 1 Includes effective rate on variable rate loan swapped to fixed. 2 Reflects 51% of the mortgage note secured by the Market Square Buildings, which Columbia owns through an unconsolidated joint venture. 3 Includes CXP’s interest in unconsolidated joint ventures. 14

APPENDIX FOR MORE INFORMATION Columbia Property Trust INVESTOR RELATIONS 404.465.2227 ir@columbia.reit www.columbia.reit 063-CORPPRES1808 15

APPENDIX

DIVERSIFIED BASE OF HIGH QUALITY TENANTS

TOP 10 TENANTS[1,2]

Tenant		Credit Rating	% of ALR
AT&T	AT&T Corporation/AT&T Services	BBB+	6.2%
Pershing	Pershing LLC	A	5.1%
	Twitter	BB-	4.4%
YAHOO!	Verizon / Yahoo[3]	BB+	4.1%
WELLS FARGO	Wells Fargo Bank, N.A.	AA-	4.0%
	Brookfield / Westinghouse	Not Rated	4.0%
DocuSign	DocuSign, Inc.	Not Rated	2.7%
	Snap Inc.	Not Rated	2.7%
newell	Newell Brands, Inc.	BBB-	2.6%
wework	WeWork Companies, Inc..	Not Rated	2.0%

STRONG INDUSTRY DIVERSIFICATION[1]



25%
24%
10%
7%
7%
6%
6%
5%
4%
3%
3%
Business Services
Depository Institutions
Engineering and Management Services
Communication
Nondepository Institutions
Legal Services
Electric, Gas and Sanitary Services
Security and Commodity Brokers
Real Estate
Rubber & Plastic Products
Other

[1]Reflects ALR at CXP's pro rata share for properties owned through unconsolidated joint ventures.
[2]Credit rating may reflect the credit rating of the partner or a guarantor. Only the Standard & Poor's credit rating has been provided.
[3]Rating represents Yahoo!; in discussions with Verizon (A-) regarding parent guarantee following recent merger.

Columbia Property Trust 16

APPENDIX DRAMATIC CASH LEASING SPREADS1 LEASE ROLLOVER TO ACHIEVE HIGHER RENTS 50% 45% 45% 40% 35% 32% 30% 25% 25% 20% 19% 15% 10% 5% 0% 2015 2016 2017 Q1 & Q2 2018 1Cash leasing spreads on same-store properties excluding Westinghouse extension at Cranberry Woods. 17

GROWTH RECENT ACQUISITIONS NEW YORK WASHINGTON, D.C. 249 W. 17th Street 218 W. 18th Street 149 Madison Avenue 1800 M Street Midtown South / Chelsea Midtown South / Chelsea Midtown South CBD / Golden Triangle Allocated $339M Allocated $175M Price $88M Price $421M Price Price Total SF 127,000 Total SF 580,000 Total SF 281,000 Total SF 166,000 Top Under redevelopment Top Twitter Top Red Bull, Company 3 Tenants for multi- or single Top Berkeley Research Tenants Room & Board Tenants SY Partners tenant use Tenants Zuckerman Spaeder Ownership 100% Ownership 100% Ownership 100% Ownership 55% 18

APPENDIX FUTURE GROWTH THROUGH REDEVELOPMENT 149 MADISON AVENUE Midtown South, New York Under redevelopment with initial occupancy expected 2019 Total SF 127,000 Year Built 1916 Location NoMAD district of Midtown South # Stories 12 Full-scale renovation underway, including updating/upgrading infrastructure, interior and exterior finishes, and common areas for a modern boutique office feel . 14’+ slab-to-slab ceiling heights and oversized windows throughout . Highly-desirable boutique-sized floorplates (10,400 SF) . Potential for rooftop deck with city skyline views 19

APPENDIX JOINT VENTURE with Allianz Real Estate HIGHLIGHTS . Ability to increase scale in top markets on a leverage- neutral basis . Attractive cost of capital . Current gross asset value of $1.7B . Potential to acquire additional assets in select gateway markets . Allianz increased to 45% interest in University Circle and 333 Market Street in February 2018 Joint Venture Ownership Interest Property CXP Allianz 49.5%* 49.5%* 114 Fifth Avenue, New York 55% 45% University Circle, San Francisco 55% 45% 333 Market Street, San Francisco 55% 45% 1800 M Street, Washington D.C. *L&L Holding Co. LLC holds a 1% ownership interest in 114 Fifth Avenue. 20

APPENDIX EMBEDDED GROWTH FROM SIGNED LEASES1 SF CURRENTLY IN NOT YET TENANT PROPERTY MARKET (000s) ABATEMENT COMMENCED WeWork 80 M Street DC 69 ✔ Cotiviti One Glenlake ATL 66 ✔ Affirm 650 California Street ATL 66 ✔ Regus One Glenlake ATL 40 ✔ Brigham and Women’s 116 Huntington Boston 26 ✔ Other abated leases 143 ✔ DLA Piper (renewal) University Circle SF 65 ✔ Gemini Trust Company 315 Park Avenue South NY 51 ✔ PitchBook Data 315 Park Avenue South NY 34 ✔ Other leases not yet commenced 79 ✔ Total Embedded NOI – Cash Rents2 $23M $14M 1SF and NOI for joint ventures are reflected at CXP’s ownership interest. 2 Non-GAAP financial measure. See Appendix. 21

APPENDIX NOI BRIDGE– GAAP RENTS1 Q2 2018 to Stabilized Run Rate ($M)2 $300M LOCKED IN! 287 $275M $250M 254 249 $225M $200M $175M Q2 18 Uncommenced Lease Lease Up Lease Up Potential Future Pro Forma GAAP NOI Leases Expirations Expired Space Vacant Space Acquisitions 4 GAAP NOI 1 Annualized 2018 & 2019 (Adjusted) 1,3 1Non-GAAP financial measure. See Appendix. 2Includes NOI from CXP’s proportional interest in unconsolidated joint ventures. Vacant space lease-up assumes properties below 95% are leased to 95% at management’s estimates of market rate. Lease rollover assumes expiring SF released at management’s estimate of market rate. 3Adjustments: Removed NOI from 222 East 41st Street, amortization of basis differences from unconsolidated joint ventures, and non-recurring revenues and expenses. 22 4Assumes $200M at a 5% GAAP yield.

APPENDIX NEW SAN WASHINGTON, EXECUTIVE AND CORPORATE OPERATIONS YORK FRANCISCO D.C. NELSON MILLS JIM FLEMING WENDY GILL DOUG MCDONALD KELLY LIM MICHAEL SCHMIDT MARK WITSCHORIK President and CEO Executive VP and CFO SVP, Corporate VP, Finance VP, Asset Management VP, Asset Management VP, Asset Management Operations and Chief Accounting Officer NATIONAL REAL ESTATE MANAGEMENT KEVIN HOOVER AMY TABB LINDA BOLAN DAVID DOWDNEY DAVID CHEIKIN SVP, Portfolio SVP, Business SVP, Property SVP, Head of Leasing SVP, Strategic Real Estate Management and Development Management and Initiatives Transactions Sustainability 23

APPENDIX RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 6/30/18 Annualized Net Cash Provided by Operating Activities $ 4,412 $ 17,648 Straight line rental income 7,509 30,036 Depreciation of real estate assets (20,681) (82,724) Amortization of lease-related costs (7,485) (29,940) Impairment loss on real estate assets (30,812) (123,248) Gain from unconsolidated joint venture 1,773 7,092 Gain on extinguishment of debt 23,713 94,852 Income distributed from JV (6,442) (25,768) Other non-cash expenses (3,020) (12,080) Net changes in operating assets & liabilities 27,594 110,376 Net Income (loss) $ (3,439) $ (13,756) Interest expense (net) 14,300 57,200 Interest income from development authority bonds (1,800) (7,200) Income tax benefit 6 24 Depreciation of real estate assets 20,681 82,724 Amortization of lease-related costs 8,623 34,492 Adjustments from unconsolidated joint venture 14,350 57,400 EBITDA $ 52,721 $ 210,884 Impairment loss on real estate assets 30,812 123,248 EBITDAre $ 83,533 $ 334,132 Gain on extinguishment of debt (23,713) (94,852) Adjusted EBITDAre $ 59,820 $ 239,280 Asset & property management fee income (1,818) (7,272) General and administrative – corporate 8,282 33,128 General and administrative – unconsolidated joint ventures 736 2,944 Straight line rental income (net) (7,736) (30,944) Above/below lease market amortization (net) (1,138) (4,552) Adjustments from unconsolidated joint venture (1,445) (5,780) Net Operating Income (based on cash rents) $ 56,701 $ 226,804 24

APPENDIX RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (continued from prior page) (in thousands) Three Months Ended 6/30/18 Annualized Net Operating Income (based on cash rents) $ 56,701 $ 226,804 NOI from 222 East 41st Street 350 1,400 Adjustment for Non-Recurring Revenues / Expenses (1,538) (6,152) Net Operating Income (based on cash rents) – “Adjusted” $ 55,513 $ 222,052 Uncommenced Leases & Free Rent Burnoff 9,127 36,508 Lease Rent Escalations 1,603 6,412 Lease Expirations 2018 & 2019 (3,938) (15,752) Lease Up Expired Space 4,297 17,188 Lease Up Vacant Space 1,408 5,632 Potential Future Acquisitions 2,500 10,000 Net Operating Income (based on cash rents) – “Pro Forma” $ 70,510 $ 282,040 25

APPENDIX RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES Three Months (in thousands) Ended 6/30/18 Annualized Net Income (loss) $ (3,439) $ (13,756) Interest expense (net) 14,300 57,200 Interest income from development authority bonds (1,800) (7,200) Income tax benefit 6 24 Depreciation of real estate assets 20,681 82,724 Amortization of lease-related costs 8,623 34,492 Adjustments from unconsolidated joint venture 14,350 57,400 EBITDA $ 52,721 $ 210,884 Impairment loss on real estate assets 30,812 123,248 EBITDAre $ 83,533 $ 334,132 Gain on extinguishment of debt (23,713) (94,852) Adjusted EBITDAre $ 59,820 $ 239,280 Asset & property management fee income (1,818) (7,272) General and administrative – corporate 8,282 33,128 General and administrative – unconsolidated joint ventures 736 2,944 Adjustments from unconsolidated joint venture 1,029 4,116 Net Operating Income (based on GAAP rents) $ 68,049 $ 272,196 26

APPENDIX RECONCILIATIONS: NON-GAAP TO COMPARABLE GAAP MEASURES (continued from prior page) (in thousands) Three Months Ended 6/30/18 Annualized Net Operating Income (based on GAAP rents) $ 68,049 $ 272,196 NOI from 222 East 41st Street (2,099) (8,396) Amortization of basis differences from unconsolidated joint ventures (2,063) (8,252) Adjustment for Non-Recurring Revenues / Expenses (1,538) (6,152) Net Operating Income (based on GAAP rents) – “Adjusted” $ 62,349 $ 249,396 Uncommenced Leases 4,932 19,728 Lease Expirations 2018 & 2019 (3,893) (15,572) Lease Up Expired Space 4,426 17,704 Lease Up Vacant Space 1,450 5,800 Potential Future Acquisitions 2,500 10,000 Net Operating Income (based on GAAP rents) – “Pro Forma” $ 71,764 $ 287,056 27